Exhibit 99.1

February 2, 2017

CBS CORPORATION AND ENTERCOM ANNOUNCE

MERGER OF CBS RADIO WITH ENTERCOM

TO CREATE PREEMINENT RADIO PLATFORM

Deal Creates Scale and Reach Across the U.S., with a Nationwide Footprint of 244 Stations, Including 23 of the Top 25 Markets

New York, NY and Bala Cynwyd, PA—Entercom Communications Corp. (NYSE: ETM) and CBS Corporation (NYSE: CBS.A and CBS) today announced that the companies have entered into an agreement by which Entercom will combine with CBS Radio in a tax-free merger. The transaction will create a preeminent radio platform, with a nationwide footprint of 244 stations, including 23 of the top 25 U.S. markets, as well as robust digital capabilities and a growing events platform.

“This agreement is great for shareholders and achieves our previously stated objectives by separating our radio business in the best possible way,” said Leslie Moonves, Chairman and Chief Executive Officer, CBS Corporation. “Entercom is a superbly run company, and together with CBS Radio’s powerful brands and remarkable people, we are creating an organization that will be even better positioned to succeed in this rapidly evolving media landscape.”

David J. Field, President and CEO of Entercom, who will lead the combined company, said, “These two great companies, with their impressive histories, complementary assets, and premier content and brands, are a perfect strategic and cultural fit, enabling us to deliver local connection on a national scale and drive accelerated growth. We look forward to welcoming our talented new colleagues at CBS Radio, and we have the utmost respect for their significant contributions to the industry.”

Mr. Field continued, “Radio reaches more Americans than any other medium, and offers advertisers outstanding ROI and local activation. This transformational transaction creates scale-driven efficiencies and opportunities to compete more effectively with other media to better serve our listeners and our advertisers. The combination of a compelling strategic fit, an excellent balance sheet, and robust free cash flow generation, position us to create significant shareholder value for our investors.”

Andre Fernandez, who will continue as President and CEO of CBS Radio through the closing of the transaction, said, “I couldn’t be more proud of the CBS Radio team and all of the exciting breaking news, live events, and business initiatives happening every day across the country. Today marks the beginning of a new chapter for us as we join with an organization with an equally deep tradition in radio broadcasting. The opportunities for the new company are enormous – thanks to our combined collection of industry-leading stations and brands.”

The merger will create a leading local media and entertainment company with strong, complementary assets on a national scale, including:

•	A leading sports platform with the rights to broadcast 45 pro sports teams, including the New York Yankees, the Boston Red Sox, the Chicago Cubs, the New England Patriots, the Atlanta Falcons, and the Golden State Warriors, and 100+ popular local sports talk shows, including the most-listened-to sports talk station in the country, as well as the CBS Sports Radio Network, which is made up of 300 affiliated radio stations across the country

•	Leadership in news and news/talk format, with some of the most-listened-to news and talk radio stations nationwide, including 1010 WINS in NY, KNX in LA, and WBBM in Chicago

•	A diverse array of music and entertainment formats with popular personalities who are leading influencers of custom curated music and entertainment experiences that drive music discovery

•	A leading creator of more than 4,500 live original events per year, from music festivals and large shows to intimate performances with big-name artists

•	A growing portfolio of digital content that expands reach and engagement by local on-air talent through original programming and social media

•	The ability to monetize the intellectual property of dozens of major-market radio shows across multiple emerging platforms

•	Legendary local stations with rich heritage and well-known call letters, which will remain after the transaction

Transaction Details

The combined companies’ pro forma revenue on a trailing 12 months basis was approximately $1.7 billion – which would make it the second-largest radio station owner in the U.S. – and adjusted EBITDA was nearly $500 million, including expected transaction synergies. With pro forma leverage of approximately 4.0x net debt/Adjusted EBITDA, the merger will create a well-capitalized company with a market cap of over $2 billion, a strong balance sheet, significant free cash flow generation, and an attractive dividend, positioned to drive shareholder value.

The combination of CBS Corporation’s radio business with Entercom will be effected through a “Reverse Morris Trust” transaction, which is expected to be tax-free to CBS and its shareholders. As part of the transaction, CBS shareholders will have the opportunity to exchange all, some, or none of their CBS shares for CBS Radio shares. Immediately following the completion of this exchange offer, CBS Radio will merge with an Entercom subsidiary, with the new CBS Radio shareholders receiving Entercom shares in exchange for their CBS Radio shares in the transaction. After completion of the merger, CBS Radio shareholders will receive approximately 105 million Entercom shares, or 72% of all outstanding shares of the combined company on a fully diluted basis. Existing Entercom shareholders will own 28% of the combined company on a fully diluted basis.

The transaction is subject to approval by Entercom shareholders. Entercom Chairman Joseph M. Field, a controlling shareholder of Entercom, has agreed to vote in favor of the transaction.

The transaction is expected to close during the second half of 2017, subject to certain regulatory approvals and other customary closing conditions.

Governance & Structure

The combined company will be known as Entercom and will be headquartered in Philadelphia, with a significant ongoing presence in New York. Upon closing, the company’s Board of Directors will consist of nine members: five current Entercom directors, including David Field as Chairman of the Board, and four directors nominated by CBS Radio.

Conference Call

Entercom will host a conference call at 8:30 AM ET today. Following the prepared remarks, the call will include a question-and-answer session with the investment community. Domestic and international participants may access the conference call toll-free by dialing 888-889-0278 and 312-470-7046, respectively, and using the pass code “Entercom.” A replay of the conference call will be available and can be accessed either by dialing 866-451-8996 (domestic) or 203-369-1206 (international) or on Entercom’s website at www.entercom.com under the investor tab.

A copy of the investor presentation will be made available on Entercom’s investor relations page at www.entercom.com.

Advisors

Morgan Stanley & Co. LLC and Centerview Partners are serving as financial advisors, and Latham & Watkins LLP is serving as legal counsel to Entercom. Goldman, Sachs & Co. is serving as financial advisor, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to CBS Corporation.

Forward-Looking Statements

This press release contains certain statements about Entercom Communications (“Entercom”), CBS Corporation (“CBS”) and CBS Radio Inc. (“CBS Radio”) that are “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These matters involve risks and uncertainties as discussed in Entercom’s and CBS’s respective periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K, filed from time to time with the Securities and Exchange Commission (“SEC”). The forward-looking statements contained in this press release may include statements about the expected effects on Entercom, CBS and CBS Radio of the proposed separation of CBS’s radio business and merger of CBS Radio with an Entercom subsidiary (collectively, the “Transaction”); the anticipated timing and benefits of the Transaction and Entercom’s, CBS’s and CBS Radio’s anticipated financial results; and also include all other statements in this press release that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases, or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Entercom, CBS and CBS Radio, (as the case may be) and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; Entercom’s and CBS’s ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; the ability to obtain financing or refinancing related to the Transaction upon acceptable terms or at all; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, and future prospects; business and management strategies and the expansion and growth of Entercom’s operations; volatile price or trading volume of Entercom’s common stock; failure to pay dividends to holders of Entercom’s common stock; impairment charges for FCC licenses and goodwill; Entercom’s ability to integrate CBS’s radio business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm Entercom’s or CBS’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and neither Entercom nor CBS undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

This press release does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Entercom, CBS or CBS Radio. In connection with the Transaction, Entercom will file with the SEC a registration statement on Form S-4 that will include a proxy statement and prospectus of Entercom relating to the Transaction; CBS will file with the SEC a Schedule TO with respect to the proposed exchange offer; and CBS Radio will file with the SEC a registration statement on Form S-1, Form S-4 and/or Form 10 that will include a prospectus of CBS Radio relating to the proposed exchange offer. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENTERCOM, CBS, CBS RADIO, AND THE TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of these materials (when they become available) may be obtained free of charge by accessing CBS’s website at www.cbscorporation.com, or from Entercom by accessing Entercom’s website at www.entercom.com. Shareholders may also read and copy any reports, statements and other information filed by Entercom or CBS with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Entercom, CBS and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding Entercom’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on February 26, 2016, and in its definitive proxy statement filed with the SEC on March 18, 2016, in connection with its 2016 annual meeting of stockholders. Information regarding CBS’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on February 16, 2016, and in its definitive proxy statement filed with the SEC on April 15, 2016, in connection with its 2016 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

About CBS Corporation

CBS Corporation (NYSE: CBS.A and CBS) is a mass media company that creates and distributes industry-leading content across a variety of platforms to audiences around the world. CBS has businesses with origins that date back to the dawn of the broadcasting age as well as new ventures that operate on the leading edge of media. CBS owns the most-watched television network in the U.S. and one of the world’s largest libraries of entertainment content, making its brand — “the Eye” — one of the most recognized in business. CBS’s operations span virtually every field of media and entertainment, including cable, publishing, radio, local TV, film, and interactive and socially responsible media. CBS’s businesses include CBS Television Network, The CW (a joint venture between CBS Corporation and Warner Bros. Entertainment), CBS Television Studios, CBS Studios International, CBS Television Distribution, CBS Consumer Products, CBS Home Entertainment, CBS Interactive, CBS Films, Showtime Networks, CBS Sports Network, Pop (a joint venture between CBS Corporation and Lionsgate), Smithsonian Networks, Simon & Schuster, CBS Television Stations, CBS Radio and CBS EcoMedia. For more information, go to www.cbscorporation.com.

About CBS Radio

CBS RADIO is one of the largest major-market broadcast media operators in the United States and the undisputed leader in news and sports radio. CBS RADIO produces original audio and video content, live events and exclusive programming distributed on-air, online and on mobile platforms. A division of CBS Corporation, CBS RADIO owns 117 radio stations in 26 markets – including all of the top 10 radio markets as ranked by Nielsen Audio – as well as an extensive array of digital assets. CBS RADIO distributes its programming via AM, FM and HD Radio stations, Radio.com and CBS Local Digital Media apps, making engaging with audiences easier than ever before. For more information on CBS RADIO, please visit www.cbsradio.com.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is the fourth-largest radio broadcasting company in the U.S., reaching and engaging more than 40 million people a week through its 127 highly rated stations in 27 top markets across the country. Entercom is a purpose-driven company, deeply committed to entertaining and informing its listeners with the best locally curated music, news, sports, and talk content, driven by compelling local personalities. Entercom delivers superior ROI by connecting its customers and audiences through its leading local brands and unparalleled local marketing solutions, which include over 4,000 events each year, and its SmartReach Digital product suite. Learn more about Philadelphia-based Entercom at www.Entercom.com, Facebook and Twitter (@Entercom).

*    *    *

ENTERCOM CONTACTS

Press:	Investors:
Bryan Locke/Jenny Gore/Jacob Crows	Steve Fisher
Sard Verbinnen & Co.	Executive Vice President and CFO
(312) 895-4700	(610) 660-5647
Esther-Mireya Tejeda Entercom (610) 822-0861 Esther-Mireya.Tejeda@entercom.com	sfisher@entercom.com

CBS CONTACTS

Press:	Investors:

Dana McClintock	Adam Townsend
CBS Corporation	CBS Investor Relations
(212) 975-1077	(212) 975-5292
dlmcclintock@cbs.com	adam.townsend@cbs.com

Jaime Saberito	David Bank
CBS Radio	CBS Investor Relations
(212) 649-9639	(212) 975-6106
jaime.saberito@cbsradio.com	david.bank@cbs.com